77O Transactions effected pursuant to Rule 10f-3

On May 2, 2002, Liberty Tax-Exempt Fund (Fund) purchased 750,000 par value of bonds of Massachusetts Special Obligation Revenue (Securities) for a total purchase price of $820,845 from UBS Securities Inc., NYC. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

o The Fund's advisor, Colonial Management Associates, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co; Lehman Brothers; Advest, Inc.; Corby North Bridge Securities; First Albany Corporation; Mellon Financial Markets, Inc.; Prudential Securities; Bear Stearns & co., inc.; Salomon Smith Barney; A.G. Edwards & Sons, Inc.; RBC Dain Rauscher Inc.; H.C. Wainwright & Co., inc.; Merrill Lynch & Co., Inc. Ramirez & Co., Inc.; Wachovia Bank, National Association; JP Morgan; UBS PaineWebber Inc.; State Street Global Markets, LLC; CIBC World Markets; Fahnestock & Co., Inc.; Janney Montgomery Scott, Inc.; Morgan Stanley; Raymond James & Associates, Inc.

77O Transactions effected pursuant to Rule 10f-3

On May 2, 2002, Liberty Tax-Exempt Fund (Fund) purchased 750,000 par value of bonds of Massachusetts Special Obligation Revenue (Securities) for a total purchase price of $820,845 from Smith Barney pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

o The Fund's advisor, Colonial Management Associates, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co; Lehman Brothers; Advest, Inc.; Corby North Bridge Securities; First Albany Corporation; Mellon Financial Markets, Inc.; Prudential Securities; Bear Stearns & co., inc.; Salomon Smith Barney; A.G. Edwards & Sons, Inc.; RBC Dain Rauscher Inc.; H.C. Wainwright & Co., inc.; Merrill Lynch & Co., Inc. Ramirez & Co., Inc.; Wachovia Bank, National Association; JP Morgan; UBS PaineWebber Inc.; State Street Global Markets, LLC; CIBC World Markets; Fahnestock & Co., Inc.; Janney Montgomery Scott, Inc.; Morgan Stanley; Raymond James & Associates, Inc.

77O Transactions effected pursuant to Rule 10f-3

On May 2, 2002, Liberty Tax-Exempt Fund (Fund) purchased 250,000 par value of bonds of Massachusetts Special Obligation Revenue (Securities) for a total purchase price of $273,615 from JP Morgan Securities, Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

o The Fund's advisor, Colonial Management Associates, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co; Lehman Brothers; Advest, Inc.; Corby North Bridge Securities; First Albany Corporation; Mellon Financial Markets, Inc.; Prudential Securities; Bear Stearns & co., inc.; Salomon Smith Barney; A.G. Edwards & Sons, Inc.; RBC Dain Rauscher Inc.; H.C. Wainwright & Co., inc.; Merrill Lynch & Co., Inc. Ramirez & Co., Inc.; Wachovia Bank, National Association; JP Morgan; UBS PaineWebber Inc.; State Street Global Markets, LLC; CIBC World Markets; Fahnestock & Co., Inc.; Janney Montgomery Scott, Inc.; Morgan Stanley; Raymond James & Associates, Inc.

77O Transactions effected pursuant to Rule 10f-3

On May 2, 2002, Liberty Tax-Exempt Fund (Fund) purchased 25,000 par value of bonds of Massachusetts Special Obligation Revenue (Securities) for a total purchase price of $27,362 from Goldman Sachs & Co. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

o The Fund's advisor, Colonial Management Associates, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co; Lehman Brothers; Advest, Inc.; Corby North Bridge Securities; First Albany Corporation; Mellon Financial Markets, Inc.; Prudential Securities; Bear Stearns & co., inc.; Salomon Smith Barney; A.G. Edwards & Sons, Inc.; RBC Dain Rauscher Inc.; H.C. Wainwright & Co., inc.; Merrill Lynch & Co., Inc. Ramirez & Co., Inc.; Wachovia Bank, National Association; JP Morgan; UBS PaineWebber Inc.; State Street Global Markets, LLC; CIBC World Markets; Fahnestock & Co., Inc.; Janney Montgomery Scott, Inc.; Morgan Stanley; Raymond James & Associates, Inc.

77O Transactions effected pursuant to Rule 10f-3

On May 2, 2002, Liberty Tax-Exempt Fund (Fund) purchased 3,000,000 par value of bonds of Massachusetts Special Obligation Revenue (Securities) for a total purchase price of $3,283,380 from Bear Stearns & Co., Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

o The Fund's advisor, Colonial Management Associates, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co; Lehman Brothers; Advest, Inc.; Corby North Bridge Securities; First Albany Corporation; Mellon Financial Markets, Inc.; Prudential Securities; Bear Stearns & co., inc.; Salomon Smith Barney; A.G. Edwards & Sons, Inc.; RBC Dain Rauscher Inc.; H.C. Wainwright & Co., inc.; Merrill Lynch & Co., Inc. Ramirez & Co., Inc.; Wachovia Bank, National Association; JP Morgan; UBS PaineWebber Inc.; State Street Global Markets, LLC; CIBC World Markets; Fahnestock & Co., Inc.; Janney Montgomery Scott, Inc.; Morgan Stanley; Raymond James & Associates, Inc.